UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2006

Date of Report

(Date of earliest event reported)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-29(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is provided by Genworth Life and Annuity Insurance Company as depositor and sponsor of the funding agreement-backed medium-term note program (the “Program”) filed with the Securities and Exchange Commission (the “Commission”) on Form S-3 (File No. 333-128718) on September 30, 2005, as amended by Amendment No. 1 filed with the Commission on December 8, 2005 (the “Registration Statement”).

Item 6.02 Change of Servicer or Trustee.

The Bank of New York, a New York banking corporation, serving as trustee to each trust with respect to the Program has submitted its resignation to GSS Holdings II, Inc., a Delaware corporation, serving as trust beneficial owner for each trust with respect to the Program (the “Trust Beneficial Owner”), and such request to resign has been accepted, effective October 1, 2006. U.S. Bank National Association, a national banking association, duly organized and existing under the laws of the United States of America has been appointed by the Trust Beneficial Owner to serve as trustee to each trust with respect to the Program, effective October 1, 2006.

On October 1, 2006, JPMorgan Chase Bank, N.A. sold select portions of its corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York Trust Company, National Association. As a result of this sale, on October 1, 2006, The Bank of New York Trust Company, National Association became the successor indenture trustee pursuant to the terms and conditions set forth in the transaction documents identified in the Registration Statement.

U.S. Bank National Association (“U.S. Bank”) will act as trustee under the applicable trust agreements. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $213 billion as of June 30, 2006. As of June 30, 2006, U.S. Bancorp served approximately 13.5 million customers, operated 2,434 branch offices in 24 states and had over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The trust agreements will be administered from U.S. Bank’s corporate trust office located at 209 South LaSalle Street, Suite 300, Chicago, Illinois.

U.S. Bank has provided corporate trust services since 1924. As of June 30, 2006, U.S. Bank was acting as trustee with respect to 57,621 issuances of securities with an aggregate outstanding principal balance of over $1.7 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the acquisition, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

On September 29, 2006, U.S. Bank purchased the municipal and corporate bond trustee business of SunTrust Banks, Inc. Following the closing of the acquisition, the SunTrust affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

As of June 30, 2006, U.S. Bank (or its affiliate U.S. Bank Trust National Association) was acting as trustee on 6 issuances of insurance policy-backed securities, involving more than 260 series of such securities with an outstanding aggregate principal balance of approximately $6,616,000,000.00.

The Bank of New York Trust Company, National Association, a national banking association, has acted as indenture trustee and in other capacities in connection with various types of securitization transactions, including mortgage-backed securities, collateralized debt obligations, asset-backed securities and funding agreement-backed notes programs since 2004. The Bank of New York Trust Company, National Association and its affiliates have served as indenture trustee on both registered and unregistered transactions involving the securitization of funding agreements since 2004. The aggregate amount of outstanding registered funding agreements managed by The Bank of New York Trust Company, National Association in connection with funding agreement-backed note programs is approximately $6,604,000,000 as of October 3, 2006.

Except as described herein or in the exhibits attached hereto, the terms of servicing agreements, servicing practices and other information required by Item 6.02 of the Current Report on Form 8-K have not changed from those set forth in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated into the Registration Statement on Form S-3 (File No. 333-128718), as amended, of Genworth Life and Annuity Insurance Company, filed with the Securities and Exchange Commission on September 30, 2005 and amended on December 8, 2005.

(d) Exhibits

Exhibit Number	Description
Exhibit 4.1	Tripartite Agreement dated as of October 1, 2006 among GSS Holdings II, Inc., as trust beneficial owner, The Bank of New York, as prior trustee and U.S. Bank National Association, as successor trustee

Exhibit 10.1	Form of Expense and Indemnity Agreement by and between Genworth Life and Annuity Insurance Company and U.S. Bank National Association, as trustee (on behalf of itself and each trust) dated as of October 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: October 5, 2006		J. Kevin Helmintoller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Tripartite Agreement dated as of October 1, 2006 among GSS Holdings II, Inc., as trust beneficial owner, The Bank of New York, as prior trustee and U.S. Bank National Association, as successor trustee

Exhibit 10.1	Form of Expense and Indemnity Agreement by and between Genworth Life and Annuity Insurance Company and U.S. Bank National Association, as trustee (on behalf of itself and each trust) dated as of October 1, 2006